UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
November 28, 2005
Maxtor Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16447 (Commission File No.)	77-0123732 (I.R.S. Employer Identification No.)
500 McCarthy Blvd., Milpitas, California 95035
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(408) 894-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     At investor meetings to be held on Tuesday, November 29, 2005, in connection with the Credit Suisse First Boston Annual Technology Conference in Phoenix, Arizona, executives of Maxtor Corporation (the “Company”) will provide the following update regarding market conditions and the Company’s outlook for the fourth quarter ending December 31, 2005. Based on the current quarter to date:
•	Demand for both desktop and enterprise drives is as expected thus far in the quarter. Branded products sales are tracking to expectations.

•	Inventory in the channel is in balance. Sell through has been as expected and channel inventory is currently running between four and five weeks for the industry and for the Company.

•	OEM demand for desktop and enterprise drives has been as expected.

•	Pricing is generally stable and within the Company’s expectations. There has been some pricing weakness on the Company’s 40 GB desktop drives as the product nears the end of its lifecycle.

•	The Company has no update to its previous fourth quarter 2005 guidance issued on October 26, 2005. The Company’s actual results for the fourth quarter will primarily depend on future pricing, future demand and general market conditions.
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained in this Current Report that are not purely historical, including, without limitation, statements regarding our expectations, beliefs, intentions or strategies regarding the future, are forward-looking statements. Examples of forward-looking statements in this report include statements regarding our future financial performance, future customer demand, pricing of our products and general market conditions. These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and are subject to risks and uncertainties, including, but not limited to, market demand for hard disk drives, qualification of the Company’s products, market acceptance of the Company’s products, the Company’s ability to execute future development and production ramps and utilize manufacturing assets efficiently, changes in product and customer mix, the availability of components, pricing trends, actions by competitors, and general economic and industry conditions. Additional information regarding these and other risk factors are contained in periodic reports filed with the SEC, including, but not limited to, the Form 10-K/A for fiscal year 2004 and the recent Form 10-Q for the third quarter ended October 1, 2005. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. The Company’s actual results could differ materially from those anticipated in this report as a result of these and other risk factors including, but not limited to, those set forth in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Performance” in the Company’s latest annual and quarterly reports filed with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 28, 2005

MAXTOR CORPORATION
By:	/s/ Duston M. Williams
Name:	Duston M. Williams
Title:	Executive Vice President, Finance and Chief Financial Officer